Exhibit 12.4

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of BeLive Holdings, a Cayman Islands exempted company limited by shares (the “Company”), does hereby certify, to such officer’s knowledge, that:

(1)	The Annual Report on Form 20-F for the fiscal year ended December 31, 2024 (the “Form 20-F”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2)	The information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 15, 2025	By:	/s/ Abdul Latif Bin Zainal
Abdul Latif Bin Zainal, Chief Financial Officer (Principal Financial and Accounting Officer)